--------------------------------------------------------------------------------
      MICHIGAN DEPARTMENT OF COMMERCE * CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
Date Received                               (FOR BUREAU USE ONLY)

OCTOBER 8 1993
----------------------------

                                                     FILED
----------------------------                    OCTOBER 8 1993
                                                Administrator
                               MI DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
                             CORPORATION SECURITIES & LAND DEVELOPMENT BUREAU


                             EFFECTIVE DATE:

--------------------------------------------------------------------------------
========================================
Name     Attn: John E. Young
Address  Howard & Howard Attorneys, P.C.
         The Pinehurst Office Ctr. Ste. 250
         1400 North Woodward Avenue
City     Bloomfield Hills, MI. 48304

========================================
Document will be returned to the name and address indicated above

                                               CORPORATION IDENTIFICATION NUMBER
                                                                         033-244

                            ARTICLES OF INCORPORATION
                     For use by Domestic Profit Corporations
           (Please read information and instructions on the last page)



          Pursuant to the provisions of Act 284, Public Acts of 1972, the undersigned corporation executes the following Articles:

ARTICLE I
--------------------------------------------------------------------------------
The name of the corporation is:

                            Noble International, Ltd.

--------------------------------------------------------------------------------


ARTICLE II
--------------------------------------------------------------------------------
The purpose of purposes for which the corporation is formed is to engage in any activity within the purposes for which corporations may be formed under the business Corporation Act of Michigan.
--------------------------------------------------------------------------------

ARTICLE III
--------------------------------------------------------------------------------
The total authorized shares:
1. Common Shares 60,000
   Preferred Shares______________________________________________________

2. A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:

  Not applicable.

--------------------------------------------------------------------------------

ARTICLE IV
--------------------------------------------------------------------------------
1. The address of the registered office is:

   1400 North Woodward Avenue, Suite 250, Bloomfield Hills, Michigan 48304 ___________________________________________________________, Michigan__________
          (Street Address)                     (City)                (ZIP Code)

2. The mailing address of the registered office if different from the registered office address:
  ___________________________________________________________, Michigan________
          (P.O. Box)                           (City)                (ZIP Code)

3. The name of the resident agent at the registered office is: John E. Young



--------------------------------------------------------------------------------

ARTICLE V
--------------------------------------------------------------------------------
The name(s) and address(es) of the incorporator(s) is (are) as follows:

Name                                           Residence or Business Address
________________________________________________________________________________
Christopher C. Cinnamon   222 N. Washington Square, Ste. 500, Lansing, MI 48933
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

--------------------------------------------------------------------------------

ARTICLE VI - Deleted.


ARTICLE VII (Optional. Delete if not applicable)
--------------------------------------------------------------------------------
Any action required or permitted by the Act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. The written consents shall bear the date of signature of each shareholder who signs the consent. No written consents shall be effective to take the corporate action referred to unless, within 60 days after the record date for determining shareholders entitled to express consent to or to dissent from a proposal without a meeting, written consents signed by a sufficient number of shareholders to take the action are delivered to the corporation. Delivery shall be to the corporation's registered office, its principal place of business, or an officer or agent of the corporation having custody of the minutes of the proceedings of its shareholders. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

Prompt notice of the taking of the corporation action without a meeting by less than unanimous written consent shall be given to shareholders who have not consented in writing.

--------------------------------------------------------------------------------


ARTICLE VIII
--------------------------------------------------------------------------------
A director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for a breach of fiduciary duty as a director, except for liability: (a) for any breach of the director's duty of loyalty to the corporation or its shareholders; (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) resulting from a violation of Section 551(1) of the Michigan Business corporation Act; or (d) for any transaction from which the director derived an improper personal benefit. In the event the Michigan Business corporation Act is amended to authorized corporate action further eliminating or limited to the fullest extent permitted by the Michigan Business corporation Act, as so amended. Any repeal, modification or adoption of any provision in these Articles of Incorporation inconsistent with this Article shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal, modification or adoption.


I (WE), the incorporator(s) sign my (our) name(s) this 8th day of

October, 1993

/s/ Christopher C. Cinnamon
_________________________________          ___________________________________

Christopher C. Cinnamon
_________________________________          ___________________________________

_________________________________          ___________________________________

_________________________________          ___________________________________

_________________________________          ___________________________________

                            UNITED STATES OF AMERICA

                             THE STATE OF MICHIGAN

--------------------------------------------------------------------------------
                         MICHIGAN DEPARTMENT OF CONSUMER
--------------------------------------------------------------------------------
                               Lansing, Michigan




              This is to Certify That Articles of Incorporation of

                           NOBLE INTERNATIONAL, LTD.

         were duly filed in this office on the 8th day of October, 1993, in conformity with Act 284, Public Acts of 1972, as amended.





                             In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 8th day of October, 1993.

                             /s/ Carl L. Tysor, Director
                             Corporation & Securities Bureau



                        MICHIGAN DEPARTMENT OF COMMERCE

                                     [SEAL]

                        CORPORATION & SECURITIES BUREAU

                 Name of person or organization remitting fees:

                 Howard & Howard Attorneys
                 -------------------------

                 -------------------------

                 Preparer's name and business telephone number:

                 Christopher C. Cinnamon
                 -------------------------

                 (517) 485-1483
                 -------------------------

--------------------------------------------------------------------------------

                       INFORMATION AND INSTRUCTIONS

1. The articles of incorporation cannot be filed until this form, or a comparable documents, is submitted.

2. Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box on the front as evidence of filing.

     Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3. This document is to be used pursuant to the provisions of Act 284, P.A. of 1972, by one or more persons for the purpose of forming a domestic profit corporation.

4. Article I-The corporate name of a domestic profit corporation is required to contain one of the following words or abbreviations: "Corporation", "Company", "Incorporated", "Limited", "Corp.", "Co.", "Inc.", or "Ltd.".

5. Article II-State, in general terms, the character of the particular business to be carried on. Under section 202(b) of the Act, it is sufficient to state substantially, alone or with specifically enumerated purposes, that the corporation may engage in any activity within the purposes for which corporations may be formed under the Act. The Act requires, however, that educational corporations state their specific purposes.

6. Article IV-A post office box may not be designated as the address of the registered office.

7. Article V-The Act requires one or more incorporators. Educational corporations are required to have three (3) incorporators. The address(es)

     should include a street number and name (or other designation), city and state.

8. The duration of the corporation should be stated in the articles only if the duration is not perpetual.

9. The document is effective on the date approved and filed by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated as an additional article.

10. The articles must be signed in ink by each incorporator. The names of the incorporators as set out in Article V should correspond with the signatures.

11.  FEES:   (Make remittance payable to the State of Michigan). Include corporate name on check or money order.
             Franchise fee: first 60,000 authorized shares or portion
             thereof.....................................................$50.00
               each additional 20,000 authorized shares or portion
               thereof...................................................$30.00
             Non-Refundable filing fee...................................$10.00
             Total minimum fees..........................................$60.00

12.  Mail form and fee to:

          Michigan Department of Commerce
          Corporation and Securities Bureau
          Corporation Division
          P.O. Box 30054
          6546 Mercantile Way
          Lansing, Michigan 48909
          Telephone: (517) 334-6302

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      MICHIGAN DEPARTMENT OF COMMERCE * CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
Date Received                               (FOR BUREAU USE ONLY)
APRIL 2 1997

----------------------------
                                                   FILED
                                               APRIL 2 1997
----------------------------                   Administrator
                               MI DEPARTMENT OF CONSUMBER & INDUSTRY SERVICES
                              CORPORATION, SECURITIES & LAND DEVELOPMENT BUREAU


                             EFFECTIVE DATE:

--------------------------------------------------------------------------------
========================================
Name     PH. 517-663-2525   Ref #71946
         Attn: Cheryl J. Bixby
         MICHIGAN SERVICE RUNNER
Address  P.O. Box 266
City     Eaton Rapids, MI 48827-0266
========================================
Document will be returned to the name and address you enter above


            CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                     For use by Domestic Profit Corporations
           (Please read information and instructions on the last page)



     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

--------------------------------------------------------------------------------
1. The present name of the corporation is:
   Noble International, Ltd.

2. The corporation identification number (CID) assigned by the Bureau is:
   033-244

3. The location of its registered office is:

   33 Bloomfield Hills Parkway, Suite 155, Bloomfield Hills, Michigan 48304 ___________________________________________________________, Michigan__________
          (Street Address)                     (City)                (ZIP Code)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. Article III be amended to read as follows:

     The total authorized shares:
     1.   Common Shares:      60,000
          Preferred Shares:  150,000

     2. A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:

     The Preferred Stock may be issued, from time to time, in one or more series as authorized by the Board of Directors. Prior to issuance of shares of each series, the Board of Directors by resolution shall designate that series to distinguish it from all other series and classes of stock of the Corporation, shall specify the number of shares to be included in the series and shall set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption. Subject to the express terms of any other series of Preferred Stock outstanding at the time and notwithstanding any other provision of these Articles of Incorporation, the Board of Directors may increase or decrease the number of shares of, or alter the designation or classify or reclassify, any unissued shares of any series of Preferred Stock by setting or changing, in any one or more respects, from time to time before issuing the shares, the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the shares of any series of Preferred Stock.
--------------------------------------------------------------------------------

5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b).

     a. |_| The foregoing amendment to the Articles of Incorporation was duly adopted on the ______________day of ___________________________,
        19_______, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

          Signed this_____________day of__________________, 19__________.

          ______________________________      ______________________________

     b. |X| The foregoing amendment to the Articles of Incorporation was duly adopted on the 1st day of April, 1997. The amendment:(check one of the following)

        |_| was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

        |_| was duly adopted by the written consent of all directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

        |_| was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

        |X| was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the Act if a nonprofit corporation, or Section 407(2) of the Act if a profit corporation.

                    Signed this First day of April, 1996

                    By  /s/Robert J. Skandalaris
                      ---------------------------------------------------------

                      Robert J. Skandalaris               President
                      ---------------------------------------------------------
                      (Type or Print Name)         (Type or Print Title)

                         Name of person or organization
                         remitting fees:

                         Preparer's name and business
                         telephone number:

--------------------------------------------------------------------------------
      MICHIGAN DEPARTMENT OF COMMERCE * CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
Date Received                               (FOR BUREAU USE ONLY)

----------------------------


----------------------------
Michael C. Azar c/o Noble International
33 Bloomfield Hills Pkwy., Suite 155
Bloomfield Hills, Michigan 48304

                                   EFFECTIVE DATE:

--------------------------------------------------------------------------------
Document will be returned to the name and address you enter above

--------------------------------------------------------------------------------
      MICHIGAN DEPARTMENT OF COMMERCE * CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
Date Received                                (FOR BUREAU USE ONLY)

MAY 22 1997                                 097A#8625 0523 ORG%FI
----------------------------
                                            097A#8626 0523 ORG%FI
                                                    FILED
----------------------------                     MAY 22 1997
                                                Administrator
                               MI DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
                             CORPORATION SECURITIES & LAND DEVELOPMENT BUREAU


                             EFFECTIVE DATE:

--------------------------------------------------------------------------------
========================================
Name     PH. 517-663-2525  Ref # 73100
         Attn: Cheryl J. Bixby
Address  MICHIGAN RUNNER SERVICE
         P.O. Box 266
         Eaton Rapids, MI. 48827-0266

========================================
Document will be returned to the name and address you enter above


            CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                     For use by Domestic Profit Corporations
           (Please read information and instructions on the last page)



     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

--------------------------------------------------------------------------------
1. The present name of the corporation is:
   Noble International, Ltd.

2. The identification number assigned by the Bureau is:   033-244

3. The location of the registered office is:

   33 Bloomfield Hills Parkway, Suite 155, Bloomfield Hills, Michigan 48304 ___________________________________________________________, Michigan__________
          (Street Address)                     (City)                (ZIP Code)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. Article III of the Articles of Incorporation is hereby amended to read as follows:

     The total authorized shares:
     1.   Common Shares:     20,000,000
          Preferred Shares:     150,000

     2. A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:

     The Preferred Stock may be issued, from time to time, in one or more series as authorized by the Board of Directors. Prior to issuance of shares of each series, the Board of Directors by resolution shall designate that series to distinguish it from all other series and classes of stock of the Corporation, shall specify the number of shares to be included in the series and shall set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption. Subject to the express terms of any other series of Preferred Stock outstanding at the time and notwithstanding any other provision of these Articles of Incorporation, the Board of Directors may increase or decrease the number of shares of, or alter the designation or classify or reclassify, any unissued shares of any series of Preferred Stock by setting or changing, in any one or more respects, from time to time before issuing the shares, the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the shares of any series of Preferred Stock.

--------------------------------------------------------------------------------

5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b). DO NOT COMPLETE BOTH.

a. |_| The foregoing amendment to the Articles of Incorporation was duly adopted on the ______________day of ___________________________,
       19_______, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

          Signed this_____________day of__________________, 19__________.


-----------------------------------------   -----------------------------------
             (Signature)                              (Signature)

-----------------------------------------   -----------------------------------
         (Type or Print Name)                     (Type or Print Name)


-----------------------------------------   -----------------------------------
             (Signature)                              (Signature)

-----------------------------------------   -----------------------------------
         (Type or Print Name)                     (Type or Print Name)

b. |X| The foregoing amendment to the Articles of Incorporation was duly adopted on the 1st day of April, 1997. The amendment:(check one of the following)

     |_| was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

     |_|  was duly adopted by the written consent of all directors pursuant to
          Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

     |X| was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

     |_|  was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the Act if a nonprofit corporation, or Section 407(2) of the Act if a profit corporation.

                    Signed this First day of April, 1996

                    By  /s/Robert J. Skandalaris
                      ---------------------------------------------------------
                      (Only Signature of President, Vice-President, Chairperson,
                       or Vice-Chairperson)

                      Robert J. Skandalaris               President
                      ---------------------------------------------------------
                      (Type or Print Name)         (Type or Print Title)

                   Corporation, Securities & Land Dev. Bureau
                              6546 Mercantile Way
                                 P.O. Box 30222
                                Lansing MI 48909




To:        KRISTEN NIPPA
           NOBLE INTERNATIONAL LTD
           33 BLOOMFILED HILLS PWKY
           BLOOMFIELD HILLS, MI 48304
           912485949501



FROM:      F. COX
           CORPORATION DIVISON
           P.O. BOX 30054
           LANSING, MI 48909



SUBJECT:   ELF FILING FEE: $12.50


Number of pages in document: 3
Transmission starts with page: 1
If you need pages to be sent again, please call: (517) 334-6302

Date: 10/09/97  11:27:45

             Michigan Department of Consumer and Industry Services


                               Filing Endorsement



      This is to Certify that the CERTIFICATE OF AMENDMENT -- CORPORATION for

                           NOBLE INTERNATIONAL, LTD.


                               ID NUMBER: 033244

   received by facsimile transmission on October 8, 1997 is hereby endorsed

                 Filed on October 9, 1997 by the Administator.




                 In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 9th day of October, 1997.


                 /s/ Julie Croll, Director


                 Corporation, Securities and Land Development Bureau


[SEAL]

MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES

CORPORATION, SECURITIES & LAND DEVELOPMENT BUREAU

                            PRESIDENT'S CERTIFICATE
                          OF NOBLE INTERNATIONAL, LTD


     The undersigned, Robert J. Skandalaris, the President of Noble International, Ltd., Michigan corporation (the "Corporation"), hereby certifies for and on behalf of the Corporation that the following is a true and correct copy of the resolutions adopted by the Board of Directors of the Corporation on July 30, 1997.

     WHEREAS, the Corporation has previously amended its Articles of Incorporation to provide for 150,000 shares of preferred stock, bearing the terms and conditions to be determined by resolution of the Board of Directors.

     WHEREAS, the Board of Directors desires to issue a series of preferred stock and to designate the rights and preferences of the shares.

     RESOLVED, that the Board of Directors designates a total of Thirty-Eight Thousand (38,000) shares of Preferred Stock, started value of $100.00 per share, to constitute the original number of shares of Preferred Stock designated as Series A Preferred, with rights and preferences as follows:

     1. Voting Rights. Except as otherwise required by law, the Series A Preferred shall have no voting rights.

     2. Dividends. The holder of each share of Series A Preferred shall be entitled to receive dividends on such share (whether or not declared) at the rate of 10% of the stated value per year (and no more), for each year such share remains outstanding. The dividend shall accrue quarterly on outstanding Series A Preferred shares and shall be cumulative as to each Series A Preferred share from the date of issuance of such Preferred share (the "Original Issuance Date"). All dividends payable on Series A Preferred shall be payable out of funds legally available, quarterly on the last business day of each March, June, September and December (each such date being a "Dividend Payment Date." Accumulated and unpaid dividends on the Series A Preferred shall bear interest at the rate of 10% per annum compounded quarterly.

     3. Redemption. The Company may, at the election of its Board of Directors, redeem (an "Optional Redemption") the whole or any part of the Series A Preferred which are then outstanding, at a per share redemption price equal to the stated value per share plus accumulated and unpaid dividends. In the event the Company elects to redeem less than all of the outstanding shares of the Series A Preferred, the shares to be redeemed shall be selected pro rata (as nearly as may be) or in any other equitable manner as determined by the Board of Directors of the Company. The shares of Series A Preferred shall become redeemable immediately following their issuance.

     Notice of every Optional Redemption shall be given by first class mail not less than thirty (30) nor more than sixty (60) days prior to the date fixed for redemption (a "Redemption Date"), to each holder of record of the Series A Preferred shares to be redeemed. Neither the failure to mail any such notice to one or more holders of shares to be redeemed nor any defect in any such notice shall affect the sufficiency of the proceedings for redemption as to other holders. Each such notice shall state the Redemption Date, and, if less than all the shares of Series A Preferred are to be redeemed, the number of total shares to be redeemed and the number of such shares to be redeemed from the holder to whom the notice is given. The notice shall state the place or places where such shares are to be surrendered for payment of the redemption price and that dividends shall cease as to shares to be redeemed after the Redemption Date.

     4. Liquidation Rights. Upon the voluntary or involuntary dissolution, liquidation or winding up of the Company, after payment or provision for payment of the debts and other liabilities of the Corporation, the registered holders of the Preferred Shares then outstanding shall be entitled to receive out of the net assets of the Corporation, before payment or distribution shall be made on the Common Shares, cash or other property having a fair market value or some combination thereof in an amount equal to the par value of One Hundred Dollars ($100.00) per share, less any amount paid to partially redeem such Preferred Share, plus and amount equal to all accrued and unpaid dividends (whether or not declared) up to and including the date of final distribution to the registered holders of Preferred Shares and no more. If the assets of the Corporation available for distribution to the registered holders of Preferred Shares shall be insufficient to pay the full amount to which all such holders are entitled pursuant to the foregoing, then each such holder shall be entitled to share pro rata in the amounts so available.

     The merger or consolidation of the Corporation shall not be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation.

     After a Redemption Date (unless the Company defaults in payment of the redemption price) all dividends on the shares called for redemption shall cease to accrue, such shares shall be deemed to be no longer outstanding, all rights of the holders thereof as stockholders of the Company (except the right to receive the redemption price) shall cease and, upon surrender of certificates evidencing the redeemed shares in accordance with the notice, the shares shall be redeemed by the company in exchange for payment of the redemption price.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed this 30th day of July, 1997.


                                        Noble Internatinal, Ltd.


                                        By:  /s/ Robert J. Skandalaris
                                            ---------------------------------
                                             Robert J. Skandalaris, President